Loans and Allowance for Loan Losses - Schedule of Non-Accrual and Past Due Loans (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Loans and Leases Receivable Disclosure [Abstract]
Loans 90 days past due and still accruing interest	$ 0	$ 0
Nonaccrual loans, including nonaccrual impaired loans	35,512	21,507	$ 39,854
Total non-performing loans	35,512	21,507
TDRs on accrual	28,939	25,028
Impaired loans on accrual	1,423	2,324
Total impaired loans	$ 65,874	$ 48,859